Exhibit 32.1

                                  CERTIFICATION

In connection with the Quarterly Report of Harbin Electric, Inc. (the "Company") on Form 10-QSB for the period ended June 30, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned certify pursuant to Sec.906 of the Sarbanes-Oxley Act of 2002, that:

          (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2)  The information  contained in the Report fairly presents,  in all
               material  respects,   the  financial  condition  and  results  of
               operations of the Company.



Date:  August 15, 2005                      /s/ Tianfu Yang
                                            -----------------------
                                            Tianfu Yang
                                            Chief Executive Officer


Date:  August 15, 2005                      /s/ Zedong Xu
                                            -----------------------
                                            Zedong Xu
                                            Chief Financial Officer